UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2015

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                              75056
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Rave Restaurant Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On September 24, Rave Restaurant Group, Inc. issued a press release discussing financial results of its fourth fiscal quarter and year ended June 28, 2015, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

99.1	Rave Restaurant Group, Inc. press release dated September 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.

Date: September 24, 2015	By:	/s/ Randall E. Gier
Randall E. Gier, President and
Chief Executive Officer